                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                         SECURITY EXCHANGE ACT OF 1934



Date of report      January 27, 1998
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                           NPS PHARMACEUTICALS, INC.
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            (Exact Name of Registrant as Specified in Its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)



            0-23272                                     87-0439579
------------------------------------        ------------------------------------
     (Commission File Number)               (I.R.S. Employer Identification No.)



       420 Chipeta Way, Salt Lake City, Utah                      84108-1256
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(Address of Principal Executive Offices)                          (Zip Code)



       (801) 583-4939
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(Registrant's Telephone Number, Including Area Code)



       N/A
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(Former Name or Former Address, if Changed Since Last Report

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ITEM 5.   OTHER EVENTS.

          PRECLINICAL AND CLINICAL (PRODUCT) DEVELOPMENT PROGRAMS:

          Hyperparathyroidism Program. A Phase II clinical trial in primary
          ---------------------------
          hyperparathyroidism with R-568 has been initiated in Japan by NPS Pharmaceuticals, Inc.'s (the "Company") Asian licensee (Japan, China, Korea, and Taiwan), the Pharmaceutical Division of Kirin Brewery Company, Ltd. ("Kirin"). Pursuant to the terms of the Collaboration and License Agreement between Kirin and the Company, the start of such a trial required that Kirin pay a $2 million milestone payment to the Company. The Company's corporate licensee for the "rest-of-the-world", Amgen Inc. ("Amgen"), has commenced a Phase I safety trial of a second generation compound licensed from the Company and directed toward the treatment of hyperparathyroidism. Amgen has also concluded dosing in its Phase II trial using R-568 in secondary HPT patients (patients on kidney dialysis) and is analyzing the data. The Company, Kirin, and Amgen are sharing clinical development data.

          Osteoporosis Program. The Company has executed an agreement with
          --------------------
          SmithKline Beecham Corporation ("SB") to extend the Collaborative Research and License Agreement between the Company and SB for an additional period of up to three years. Under the terms of the extended agreement, the Company and SB will continue to work together to develop one or more novel therapeutic approaches to the treatment of osteoporosis utilizing the Company's calcium receptor technology. Concurrent with such extension, SB purchased from the Company 160,000 shares of the Company's $.001 par value common stock for aggregate consideration of $1,954,000 (a substantial premium over market price), and has agreed to purchase additional shares annually, so long as the extension remains in effect. In a separate transaction, SB's venture capital affiliate, SR One, Ltd., sold shares of the Company's Common Stock in the open market. NPS believes such sales were made by SR One in the normal course of managing its investment portfolio.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          c.   Exhibits

               10.33 Amendment Agreement between SmithKline Beecham Corporation and NPS Pharmaceuticals, Inc., dated October 27, 1997.

               10.34 Amendment Agreement between SmithKline Beecham Corporation and NPS Pharmaceuticals, Inc., dated November 26, 1997.

               10.35/1/ Amendment to the Collaborative Research and License Agreement between SmithKline Beecham Corporation and NPS Pharmaceuticals, Inc., dated November 26, 1997.

               10.36 Stock Purchase Agreement between SmithKline Beecham Corporation and NPS Pharmaceuticals, Inc., dated November 26, 1997.

___________________________
/1/  Confidential Treatment Requested


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

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NPS PHARMACEUTICALS, INC.



Date:  January 22, 1998                        /s/ James U. Jensen
                                         ---------------------------------------
                                         James U. Jensen, Vice President


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

                               INDEX TO EXHIBITS

Exhibit
--------                                                                  Sequentially
Number    Description                                                     Numbered Page
--------  -----------                                                     -------------

10.33 Amendment Agreement between SmithKline Beecham Corporation and NPS Pharmaceuticals, Inc., dated October 27, 1997

10.34 Amendment Agreement between SmithKline Beecham Corporation and NPS Pharmaceuticals, Inc., dated November 26, 1997

10.35/1/ Amendment to the Collaborative Research and License Agreement between SmithKline Beecham Corporation and NPS
          Pharmaceuticals, Inc., dated November 26, 1997

10.36     Stock Purchase Agreement between SmithKline Beecham
          Corporation and NPS Pharmaceuticals, Inc., dated November 26,
          1997


_________________________
/1/Confidential Treatment Requested

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